UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 16, 2020
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On March 20, 2020, BioRestorative Therapies, Inc. (the “Company”) entered into a stalking horse asset purchase agreement (the “Asset Purchase Agreement”) with Phoenix Cell Group Holdings LLC, an affiliate of John M. Desmarais (the “Purchaser”), to acquire substantially all of the Company’s assets (the “Sale”).
  Pursuant to the terms and subject to the conditions of the Asset Purchase Agreement, the purchase price is $500,000 in cash, subject to adjustment (the “Cash Component”), plus the Credit Bid Amount, the Expense Reimbursement and the aggregate Cure Amounts (as such terms are defined in Asset Purchase Agreement). The Asset Purchase Agreement is subject to certain closing conditions, including certain orders being entered by the Bankruptcy Court (as defined in Item 1.03 below) and other customary closing conditions detailed in the Asset Purchase Agreement.
  The Asset Purchase Agreement remains subject to higher or better offers, as well as approval of the Bankruptcy Court. The Asset Purchase Agreement provides for a breakup fee equal to 2% of the sum of the Cash Component, the Credit Bid (exclusive of amounts loaned in 2016 and 2017 by Mr. Desmarais and his affiliate) and the Cure Amounts and also provides for reimbursement of up to $250,000 of the Purchaser’s expenses incurred in connection with the Asset Purchase Agreement and the DIP Loan Agreement (as defined in Item 1.03 below), each of which is payable upon certain termination events in accordance with the terms of the Asset Purchase Agreement.
 The closing of the Sale is scheduled to be held on the second business day following satisfaction of the conditions set forth in the Asset Purchase Agreement.
The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby, including the Sale, does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Also, see Item 1.03 for a discussion of the DIP Loan Agreement.
Item 1.03	Bankruptcy or Receivership.
Chapter 11 Filing
On March 20, 2020 (the “Petition Date”), the Company filed a voluntary petition commencing a case under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”). The Company’s chapter 11 case (the “Chapter 11 Case”) is being administered under the caption, In re: BioRestorative Therapies, Inc., Case No. 8-20-71757.  The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Senior “Debtor-in-Possession” Financing
In connection with the Chapter 11 Case, the Company will be filing a motion (the “DIP Motion”) seeking, among other things, interim and final approval of postpetition, debtor-in-possession financing (the “DIP Financing”) on the terms and conditions set forth in the DIP Loan and Security Agreement (the “DIP Loan Agreement”), dated as of March 19, 2020, by and between the Company and Phoenix Cell Group Holdings LLC (the “DIP Lender”). The DIP Loan Agreement provides for a senior secured superpriority debtor-in-possession credit facility of $2,775,628 (including a rollup of existing loans of approximately $1,351,355) (the “DIP   Facility”), of which $750,000 will be available following entry of the Interim DIP Order (defined below) and until the entry of the final order approving the DIP Loan Agreement (the “Final DIP Order”), secured by a first priority lien on all tangible and intangible property and assets of the Company, now owned or hereafter acquired, subject to certain carve outs.  The Company will seek interim approval of the DIP Loan Agreement at a hearing before the Bankruptcy Court as promptly as possible as part of its “first day” relief, with a final hearing to be scheduled thereafter.
            The proceeds from the DIP Financing will be used, subject to the order of the Bankruptcy Court approving the DIP Motion on an interim basis (the “Interim DIP Order”) and the Final DIP Order, (a) for working capital and other general purposes of the Company, including the acquisition of a director’s and officer’s liability insurance run-off and tail policy; (b) United States Trustee fees; (c) Bankruptcy Court approved professional fees and other administrative expenses arising in the Chapter 11 Case; (d) costs relating to the Sale; (e) interest, fees, costs and expenses incurred in connection with the DIP Financing, including professional fees, each subject to the terms and conditions of the DIP Loan Agreement, the orders of the Bankruptcy Court approving the DIP Loan Agreement and consistent with the financing budget attached to the DIP Motion as an exhibit (the “DIP Budget”), subject to certain exceptions as provided in the DIP Loan Agreement.
            The maturity date of the DIP Financing will be the earliest to occur of (a) September 30, 2020; (b) the date that is 30 days after entry of the Interim DIP Order if the Final DIP Order has not been entered by the Bankruptcy Court; (c) the date of Bankruptcy Court approval of, or acceptance by the Company of, any bid for a material portion of the Company’s assets which does not provide for the payment in full of all obligations under the DIP Facility; (d) the termination by the DIP Lender upon the occurrence of an event of default under the DIP Facility or (e) the closing of the Sale.
            Interest on the outstanding principal amount of the loans under the DIP Loan Agreement will be payable quarterly in arrears and on the maturity date at the rate of 8% per annum, except that the Company will have the option to add to the principal amount of the DIP Facility up to 4% of such interest instead of paying it in cash.  Upon the occurrence and during the continuance of an event of default, all obligations under the DIP Loan Agreement will bear interest at a rate equal to the then current rate plus an additional 2% per annum.
            The foregoing description of the DIP Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the DIP Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The commencement of the Chapter 11 Case described in Item 1.03 above may constitute an event of default that may accelerate the Company’s obligations under outstanding promissory notes in the aggregate approximate principal amount of up to $7,669,020 (collectively, the “Notes”).
Any efforts to enforce the payment obligations under the Notes are automatically stayed as a result of the filing of the Chapter 11 Case, and the creditors’ rights of enforcement in respect of the Notes are subject to the applicable provisions of the Bankruptcy Code.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 16, 2020, the Company and Mark Weinreb, its Chief Executive Officer, entered into an agreement (the “Weinreb Agreement”) pursuant to which, among other matters, the term of his employment agreement with the Company was extended to the earlier of (i) September 30, 2020 or (ii) the effective date of a plan of liquidation of the Company.
The foregoing description of the Weinreb Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Weinreb Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01	Regulation FD Disclosure.
  Cautionary Information Regarding Trading in the Company’s Securities
  The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Case. Based on the values for the Company’s business contemplated by the Asset Purchase Agreement referred to herein, the Company expects that existing Company stockholders will receive no recovery at the end of the Chapter 11 Case, consistent with legal priorities.
Coventry Action
On March 11, 2020, in the action entitled Coventry Enterprises, LLC vs. BioRestorative Therapies, Inc., pending in the United States District Court of the Eastern District of New York (the “Court”), the Court ordered that the Company (i) convene and hold a special meeting, immediately and by no later than March 18, 2020, of the Board of Directors of the Company (the “Board”), for approval of the certain changes to the shares of the Company, as set forth below; (ii) approve a reverse split and/or a stock consolidation, solely of the Company’s outstanding shares, at a ratio of 1,000 to 1, as being in the best interest of the Company; and (iii) approve of the continuation of the Company’s current total authorized shares of common stock to remain at 2,000,000,000 shares; and (iv) approve of the Company’s decision to call a special meeting of shareholders of the Company, within ten days of the special meeting of the Board and by not later than March 25, 2020, to approve: a) such 1,000 to 1 reverse stock split of the outstanding shares of its common stock; and b) such continuation of the authorized total of 2,000,000,000 shares, as approved by the Board and as being in the best interest of the Company; and (v) approve, as expeditiously as practicable and at the Company’s sole cost and expense, the filing of such necessary and appropriate papers and instruments as may be required by the Securities and Exchange Commission (“SEC”), the State of Delaware and/or state securities regulatory authorities, and/or by the self-regulatory organizations, as may be required to immediately implement such changes in the shares as set forth by the order.  On March 18, 2020, the Board considered the matter, and, based upon the Court order, determined to approve the foregoing items, including the 1,000 to 1 reverse split, subject to the Company having available funds to effectuate such items.

Forward-Looking Statements
  This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions (including the contemplated sale of substantially all of the Debtor’s assets), and the operating expectations during the pendency of the Chapter 11 Case.  Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Case, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Case (including, but not limited to, the DIP Motion and the Bidding Procedures Motion), the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the length of time the Company will operate under the Chapter 11 Case, risks associated with third-party motions in the Chapter 11 Case, the conditions to which the Company’s DIP Financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market and the other factors disclosed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations  - Factors that May Affect Future Results and Financial Condition” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this report shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
2.1	Asset Purchase Agreement, dated as of March 19, 2020, by and between BioRestorative Therapies, Inc. and Phoenix Cell Group Holdings LLC*
10.1	DIP Loan and Security Agreement, dated as of March 19, 2020, by and between BioRestorative Therapies, Inc. and Phoenix Cell Group Holdings LLC*
10.2	Letter agreement, dated March 16, 2020, between BioRestorative Therapies, Inc. and Mark Weinreb
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* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: March 20, 2020	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer